Destra Investment Trust
 Destra Dividend Total Return Fund
(the “Fund”)

Supplement Dated October 3, 2016

To the Fund’s Prospectus
Dated February 1, 2016,
as supplemented on February 17, 2016, February 25, 2016
and September 13, 2016
The following information supplements the Fund’s Prospectus:
Effective October 1, 2016, the Board of Trustees has taken action to replace the Fund’s previous investment sub-advisor, Miller/Howard Investments, Inc. (“Miller/Howard”) with Hilton Capital Management, LLC (“Hilton”).  All references to Miller/Howard throughout the Prospectus shall be replaced with Hilton.  The Fund’s investment strategies have not changed.
The following sections of the Prospectus which previously referenced Miller/Howard are revised and replace in their entirety as set forth below.
1. Management – Portfolio Managers:
Portfolio Managers
Hilton Capital Management, LLC
Name and Title	Portfolio Manager of Fund Since
William J. Garvey, Chief Investment Officer	Since 2016
C. Craig O’Neill, Chief Executive Officer and President	Since 2016
Alexander D. Oxenham, Partner and Senior Portfolio Manager	Since 2016
2. Fund Management
The Fund has retained Hilton Capital Management, LLC (“Hilton” or the “Sub-Adviser”), to serve as its investment sub-adviser, responsible for the day-to-day management of the Fund’s portfolio of securities.  Hilton, located at 1010 Franklin Avenue, Garden City, New York 11530, is a registered investment advisor.  As the Fund’s sub-advisor, Hilton will make investment decisions for the Fund and also ensure compliance with the Fund’s investment policies and guidelines.  Established in 2001, Hilton provides investment advisory services to private clients and institutions and had approximately $920 million in assets under management as of September 28, 2016.
William J. Garvey, C. Craig O’Neill and Alexander D. Oxenham serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.

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William J. Garvey – Chief Investment Officer. Mr. Garvey is the founder of Hilton Capital Management, LLC and has served as its Chief Investment Officer since 2001. During his thirty years on Wall Street, Mr. Garvey developed a unique investment process that serves as the core for the firm’s investment philosophy. Prior to founding Hilton, Mr. Garvey established a Fixed Income Investment Advisory business at Ashland Management where he served as Head of Portfolio Management, and was also affiliated with Lehman Brothers where he concentrated on the Fixed-Income markets. Mr. Garvey has also been associated with Bache and Co., Dean Witter, and was a founding partner of William J. Garvey and Co., a member firm of the Comex.  Mr. Garvey earned a BS from Fairfield University.

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C. Craig O’Neill – President and Chief Executive Officer. Mr. O’Neill is the President and CEO of Hilton Capital Management, LLC, serving in this capacity since 2010. Prior to joining Hilton, from 2005 to 2010, Mr. O’Neill was a Managing Director at Rafferty Capital Markets, overseeing their Institutional Equity Sales and Trading as well as the Prime Brokerage group. Prior to Rafferty Capital, Mr. O’Neill was a partner at CDM LLC, an option specialist firm on the American Stock Exchange, where he served as a Senior Market Maker and Risk Manager. Mr. O’Neill is a graduate of Hobart College with a B.S. in Economics.

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Alexander D. Oxenham – Partner and Senior Portfolio Manager. Mr. Oxenham joined Hilton Capital Management, LLC in 2011 from HSBC Private Bank in New York.  At HSBC, Mr. Oxenham was a Senior Portfolio Manager and Voting Member on the HSBC Private Bank Investment Policy committee for the Americas’ region from 2007-2011. Prior to HSBC, from 1998-2007, Mr.  Oxenham worked in portfolio management for Mercantile Bankshares, Bankers Trust, Alex Brown/Brown Advisory and Bank of America.  Mr. Oxenham holds a B.S. in International Business from the University of Maryland, College Park and an M.B.A. in Finance from American University, and is a CFA charter holder.  Mr. Oxenham is also a member of the CFA Institute and the New York Society of Security Analysts.

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Please Keep this Supplement with Your Fund’s Prospectus for Future Reference